UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 14, 2009
Titanium Asset Management Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-53352	20-8444031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 E. Wisconsin Avenue,
Milwaukee, Wisconsin	53202-5310
(Address of principal executive offices)	(Zip Code)
(414) 765-1980
Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 14, 2009, Titanium Asset Management Corp. posted information on its website (www.ti-am.com) regarding its preliminary assets under management. A copy of the posted information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 Information regarding Titanium Asset Management’s preliminary assets under management as of September 30, 2009, as posted on its website on October 14, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM ASSET MANAGEMENT CORP.
Date: October 15, 2009	By:	/s/ Larry Haslee
		Name:	Larry Haslee
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Information regarding Titanium Asset Management’s preliminary assets under management as of September 30, 2009, as posted on its website on October 14, 2009.